                                                                   Exhibit 10.13
                                 FIFTH AMENDMENT


         THIS FIFTH AMENDMENT ("Amendment") made as of this 29th day of November, 2003 among GRISTEDE'S FOODS, INC., a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule 1 to the Agreement, as hereinafter defined (each individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), CITIBANK, N.A., a national banking association, having an office at 666 Fifth Avenue, New York, New York 10103 ("Citibank" or a "Bank"), ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), BANK LEUMI USA, a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") ("Leumi" or a "Bank") and CITIBANK, N.A., as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks and the Agent have entered into a Loan Agreement dated as of the 31st day of October, 2001, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated as of November 30, 2002, that certain Second Amendment dated as of March 1, 2003, that certain Third Amendment dated as of August 30, 2003 and that certain Fourth Amendment dated as of January 26, 2004 (as so amended, the "Agreement"); and

         WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

         WHEREAS, the Credit Parties have requested that the Agent and the Banks agree to extend the Revolving Credit Maturity Date to March 31, 2005; and

         WHEREAS, the Credit Parties have requested that the Agent and the Banks agree to amend certain of the financial requirements contained in the Agreement.

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Banks do hereby agree as follows:

         1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

         2. Representations and Warranties. As an inducement for the Agent and the Banks to enter into this Amendment, the Credit Parties each represent and warrant as follows:

                  A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

                           (i) There are no defenses or offsets to the
                  Borrower's or any Guarantor's obligations under the Agreement as amended hereby, the Notes or any of the Loan Documents or any other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

                           (ii) All of the representations and warranties made
                  by the Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of the date of this Amendment to be true and correct in all material respects as of such date; and provided further that the representations and warranties set forth in
                  Section 4.01(f) of the Agreement shall relate to the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries for the fiscal year ended December 1, 2002 and the interim financial statement for the quarterly fiscal period ended August 31, 2003.

                           (iii) The outstanding aggregate principal balance of
                  the Revolving Credit Loans as evidenced by the Revolving Credit Notes is $17,000,000.00 as of April 1, 2004 and interest has been paid through April 1, 2004.

                           (iv) The outstanding aggregate principal balance of
                  the Term Loans as evidenced by the Term Loan Notes is $10,116,666.00 as of April 1, 2004 and interest has been paid through April 1, 2004.

         3. Amendments.

         (a) The definition of Revolving Credit Maturity Date is hereby amended to read as follows:

         "Revolving Credit Maturity Date" means March 31, 2005.

         (b) Section 2.17(iii) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(iii) Notwithstanding the foregoing, for the period beginning on the date of the Third Amendment to the Agreement and ending on the date of delivery by the Borrower to the Agent of its financial statements for the fiscal quarter ending February 29, 2004 as required pursuant to Section 5.01(b)(i) hereof, the Prime Applicable Margin shall be 1.50% and the LIBOR Applicable Margin shall be 3.25%."

         (c) Section 5.01(b)(i) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(i) Annual Financial Statements. As soon as available and in any event not later than the date it is required to be filed with the Securities and Exchange Commission (April 6, 2004 in the case of the fiscal year ending November 30, 2003), a copy of Form 10-K for each fiscal year of the Borrower, including the audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries for such year, including a balance sheet with a related statement of income and retained earnings and statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by BDO Seidman, LLP or such other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent, all such financial statements to be prepared in accordance with GAAP."

         (d) Section 5.01(b)(iii) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(iii) Consolidating Financial Statements. (1) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower (April 9, 2004 in the case of the fiscal year ending November 30, 2003) and within sixty (60) days after the end of each of the first three fiscal quarters of the Borrower, a copy of the consolidating financial statements of the Borrower and its operating Subsidiaries for such year or quarter, including balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year or previous fiscal quarter, all such financial statements to be prepared by management of the Borrower in accordance with GAAP (subject to year end audit adjustments), and (2) as soon as available and in any event within sixty
                  (60) days after the end of each fiscal quarter of the Borrower (90 days in the case of the fourth fiscal quarter of each year and April 9, 2004 in the case of the fiscal quarter ending November 30, 2003), a copy of a financial schedule showing EBITDA operating results by store location for such quarter, prepared by management of the Borrower."

         (e) Section 5.02(l) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "Losses. Incur a net loss (i) in excess of $930,000.00 for the fiscal year ending December 1, 2002, (ii) $11,600,000.00 loss for the fiscal year ended November 30, 2003, or (iii) for any fiscal year thereafter."

         (f) Section 5.03(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

                "(a) Minimum Consolidated Tangible Net Worth. The Borrower and Guarantors will maintain at all times a Consolidated Tangible Net Worth ("TNW") plus Subordinated Debt of not less than the following, to be tested quarterly at the end of each fiscal quarter:

                Date/Fiscal Year Ending ("FYE")               Minimum TNW

                Quarter ended September 2, 2001               $20,000.000
                End of FYE 2001 and through the first
                three fiscal quarters of FYE 2002             $20,000,000
                End of FYE 2002 and through the first
                three fiscal quarters of FYE 2003             $22,000,000
                End of FYE 2003                               $22,950,000
             Each fiscal quarter and year thereafter          $24,500,000"

         (g) Section 5.03(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

         "(c) Leverage Ratio. The Borrower and the Guarantors will at all times maintain a Leverage Ratio of not greater than the following, to be tested quarterly at the end of each fiscal quarter:

         Date/Fiscal Year Ending                     Maximum Leverage Ratio

         Quarter ended September 2, 2001                      4.00 to 1.0
         End of FYE 2001 and through the first
         three fiscal quarters of FYE 2002                    3.75 to 1.0
         End of FYE 2002 and through the second
         fiscal quarter of FYE 2003                           4.50 to 1.0
         Third fiscal quarter
         of FYE 2003                                          4.25 to 1.0
         End of FYE 2003                                      4.60 to 1.0
         Each fiscal quarter and year thereafter              3.00 to 1.0"

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         (h) Section 5.03(e) of the Agreement is hereby deleted in its entirety and replaced as follows:

         "Fixed Charge Coverage Ratio. The Borrower and Guarantors will maintain at all times, on a consolidated basis, a minimum Fixed Charge Coverage Ratio of not less than the following, such ratio to be tested quarterly on a rolling four quarter basis at the end of each fiscal quarter:

         Date/Fiscal Year Ending                     Fixed Charge Coverage Ratio

         Quarter ended September 2, 2001                      1.05 to 1.0
         End of FYE 2001 and through the first
         three fiscal quarters of FYE 2002                    1.10 to 1.0
         End of FYE 2002 and through the Second
         fiscal quarter of FYE 2003                           1.10 to 1.0
         Third fiscal quarter
         of FYE 2003                                          1.15 to 1.0
         End of FYE 2003                                      1.15 to 1.0
         Each fiscal quarter and year thereafter              1.20 to 1.0"

         (i) Section 5.03(f) of the Agreement is hereby deleted in its entirety and replaced as follows:

         "(f) Debt Service Ratio. The Borrower and Guarantors will maintain at all times, on a consolidated basis, a minimum Debt Service Ratio of not less the following, such ratio to be tested quarterly on a rolling four quarter basis at the end of each fiscal quarter:

         Date/Fiscal Year Ending                     Debt Service Ratio

         Quarter ended September 2, 2001                      1.15 to 1.0
         End of FYE 2001 and through the first
         three fiscal quarters of FYE 2002                    1.25 to 1.0
         End of FYE 2002 and through the first
         three fiscal quarters of FYE 2003                    1.30 to 1.0
         End of FYE 2003                                      1.45 to 1.0
         Each fiscal quarter and year thereafter              1.50 to 1.0"

         5. Effectiveness. This Amendment shall become effective upon the receipt and satisfactory review by the Bank and its counsel of:

                  (a) This Amendment, duly executed by the Borrower and each Guarantor; and
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                  (b) From the Borrower, an amendment fee of $13,666.67 for the pro rata distribution to the Banks.

                  (c) Proof that the Borrower has received a total of $22,008,258.00 in Subordinated Debt from United Acquisition Corp.

                  (d) From United Acquisition Corp. an amended and restated Subordination Agreement in the amount of $22,008,258.00, which amended and restated Subordination Agreement shall be satisfactory to the Agent and its counsel in all respects.

                  (e) The Agent's counsel shall have been paid their fees and disbursements in connection with this Amendment.

         6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         8. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

CITIBANK, N.A., as Agent

By:
   -------------------------------
   Anthony V. Pantina
   Vice President

CITIBANK, N.A.

By:
   -------------------------------
   Anthony V. Pantina
   Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:
   -------------------------------
   Name:
   Title:

By:
   -------------------------------
   Name:
   Title:

BANK LEUMI USA

By:
   -------------------------------
   Name:
   Title:

By:
   -------------------------------
   Name:
   Title:

GRISTEDE'S FOODS, INC.

By:
   -------------------------------
   John Catsimatidis
   Chief Executive Officer

CITY PRODUCE OPERATING CORP.

By:
   -------------------------------
   John Catsimatidis
   President

NAMDOR INC.

By:
   -------------------------------
   John Catsimatidis
   President

GRISTEDE'S FOODS NY, INC.

By:
   -------------------------------
   John Catsimatidis
   Title:

GRISTEDE'S DELIVERY SERVICE INC.

By:
   -------------------------------
   John Catsimatidis
   Title: